Exhibit 99.2

VOTING AGREEMENT

This Voting Agreement (this “Agreement”), dated as of March 23, 2025, is entered into by and among Alcon Research, LLC, a Delaware limited liability company (“Parent”), and the stockholder of LENSAR, Inc., a Delaware corporation (the “Company”), listed on the signature page attached hereto (each, a “Stockholder” and, collectively, the “Stockholders”). Parent and Stockholder are each sometimes referred to herein individually as a “Party” and, collectively, as the “Parties.”

WHEREAS, concurrently with the execution of this Agreement, the Company, Parent, and VMI Option Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”) have entered into an Agreement and Plan of Merger (as the same may be amended from time to time, the “Merger Agreement”), providing for, among other things, the merger of Merger Sub with and into the Company, with the Company surviving the merger as the surviving corporation (the “Merger”), pursuant to the terms and conditions of the Merger Agreement;

WHEREAS, in order to induce Parent to enter into the Merger Agreement, each Stockholder is willing to make certain representations, warranties, covenants, and agreements as set forth in this Agreement with respect to all shares of capital stock of the Company Beneficially Owned by such Stockholder and as set forth below such Stockholder’s name on the signature pages hereto (the “Original Shares”) and any shares of capital stock of the Company of which such Stockholder acquires Beneficial Ownership hereinafter pursuant to Section 6 hereof (together with the Original Shares, the “Shares”);

WHEREAS, the Board of Directors of the Company has previously approved this Agreement and the Parties’ entry hereinto and execution hereof; and

WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has required that each Stockholder, and each Stockholder has agreed to, execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, and agreements set forth below and for other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the Parties hereto, intending to be legally bound, do hereby agree as follows:

1) Definitions. For purposes of this Agreement, capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement. When used in this Agreement, the following terms in all of their tenses, cases, and correlative forms shall have the meanings assigned to them in this Section 1.

(a) “Beneficially Own” or “Beneficial Ownership” has the meaning assigned to such term in Rule 13d-3 under the Exchange Act, and a Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such rule (in each case, irrespective of whether or not such rule is actually applicable in such circumstance). For the avoidance of doubt, “Beneficially Own” and “Beneficial Ownership” shall also include record ownership of securities.

(b) “Beneficial Owner” shall mean the Person who Beneficially Owns the referenced securities.

(c) “Company Common Stock” means shares of common stock, $0.01 par value per share, of the Company.

2) Representations and Warranties of Each Stockholder. Each Stockholder hereby represents and warrants to Parent, as of the date hereof, that:

(a) Ownership of Shares. Such Stockholder: (i) is the record owner and Beneficial Owner of, and has good and marketable title to, all of the Original Shares free and clear of any proxy, voting restriction, adverse claim, or other Liens (other than Permitted Liens), other than those created by this Agreement or under applicable federal or state securities laws; (ii) has the sole voting and dispositive power over all of the Original Shares; and (iii) has the sole right to dispose of the Original Shares, and none of the Original Shares is subject to any pledge, disposition, transfer or other agreement, arrangement or restriction, except as contemplated by this Agreement. Except pursuant to this Agreement, there are no options, warrants, or other rights, agreements, arrangements, or commitments of any character to which such Stockholder is a party relating to the pledge, disposition, or voting of any of the Original Shares and there are no voting trusts or voting agreements with respect to the Original Shares.

(b) Disclosure of All Shares Owned. As of the date hereof, such Stockholder (including through any of its controlled Affiliates) does not own, of record or have Beneficial Ownership of, any shares of capital stock or voting securities of the Company, other than (i) the Original Shares, and (ii) any Series A Preferred Stock, Company Option, Company RSU Award, Company PSU Award, Warrants, or other rights to acquire any additional shares of Company Common Stock or any security exercisable for or convertible into shares of Company Common Stock, each as set forth on the signature page of this Agreement.

(c) Power and Authority; Binding Agreement. Such Stockholder has full power and authority and legal capacity to enter into, execute, and deliver this Agreement and to perform fully such Stockholder’s obligations hereunder. This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes the legal, valid, and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors’ rights generally.

(d) No Conflict. The execution, delivery and performance of this Agreement by such Stockholder does not conflict with or violate any Law applicable to such Stockholder or result in any breach of or violation of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration, or cancellation of, or result in the creation of any Lien on any of the Shares pursuant to, any agreement or other instrument or obligation to which such Stockholder is a party.

(e) No Consents. No consent, approval, Order, or authorization of, or registration, declaration, or filing with, any Governmental Entity or any other Person on the part of such Stockholder is required in connection with the valid execution and delivery of this Agreement, except such filings as may be required under the Exchange Act. If such Stockholder is an individual, no consent of such Stockholder’s spouse is necessary under any “community property” or other laws in order for such Stockholder to enter into and perform its obligations under this Agreement.

(f) No Litigation. There is no action, suit, investigation, or proceeding (whether judicial, arbitral, administrative, or other) (each an “Action”) pending against, or, to the knowledge of such Stockholder, threatened against or affecting, such Stockholder or its Affiliates that would reasonably be expected to materially impair or materially adversely affect the ability of such Stockholder to perform its obligations hereunder or to consummate the transactions contemplated by this Agreement on a timely basis.

3) Agreement to Vote Shares.

(a) Agreement to Vote and Approve. Each Stockholder irrevocably and unconditionally agrees during the term of this Agreement, at any annual or special meeting of the Company called with respect to the following matters, and at every adjournment or postponement thereof, to appear thereat in person or by proxy and vote or cause the holder of record to vote, in person or by proxy, or deliver a written consent (or cause a consent to be delivered) voting, the Shares: (i) in favor of (1) adoption of the Merger Agreement and approval of the Merger and the other transactions contemplated by the Merger Agreement, and any other proposals related thereto or necessary for the consummation of the Merger and the other transactions contemplated by the Merger Agreement (the “Merger Matters”), and (2) any proposal to adjourn or postpone such meeting of stockholders of the Company to a later date if there are not sufficient votes to approve the Merger; and (ii) against (1) any Acquisition Proposal, (2) any action, proposal, transaction, or agreement made in opposition to adoption of the Merger Agreement, (3) any action, proposal, transaction, or agreement that would reasonably be expected to impede, interfere with, delay, discourage or adversely affect the consummation of the Merger or inhibit the timely consummation of the Merger in any material respect, or (4) any change in the corporate structure, business, present capitalization or dividend policy of the Company or any amendment or other change to the Company certificate of incorporation and bylaws, except as expressly permitted pursuant to the Merger Agreement. Any attempt by a Stockholder to vote, consent or express dissent with respect to (or otherwise to utilize the voting power of) the Shares in contravention of this Section 3(a) shall be null and void ab initio.

(b) Irrevocable Proxy. Each Stockholder hereby appoints Parent and any designee of Parent, and each of them individually, until the Expiration Time (as defined below) (at which time this proxy shall automatically be revoked), as its proxies and attorneys-in-fact, with full power of substitution and resubstitution, to vote or act by written consent during the term of this Agreement with respect to the Shares in accordance with this Section 3. This proxy and power of attorney is given to secure the performance of the duties of Stockholder under this Agreement. This proxy and power of attorney granted by Stockholder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy, and shall revoke any and all prior proxies granted by Stockholder with respect to the Shares. The power of attorney granted by Stockholder herein is a durable power of attorney and shall survive the bankruptcy, death, or incapacity of Stockholder. The proxy and power of attorney granted hereunder shall terminate upon the termination of this Agreement.

(c) Exceptions to Vote. Notwithstanding anything herein to the contrary in this Agreement, this Section 3 shall not require any Stockholder to be present (in person or by proxy) or vote (or cause to be voted), any of the Shares to amend, modify or waive any provision of the Merger Agreement in a manner that decreases the amount, changes the form of, imposes any material restrictions on or additional material conditions on the payment of the Merger Consideration, extends the Termination Date (other than as provided in the Merger Agreement), adversely affects the tax consequences to such Stockholder with respect to the consideration to be received in the Merger or otherwise adversely affects such Stockholder of the Company (in its capacity as such) in any material respect. Notwithstanding anything to the contrary in this Agreement, each Stockholder shall remain free to vote (or execute consents or proxies with respect to) the Shares with respect to any matter other than as set forth in Section 3(a) in any manner such Stockholder deems appropriate, including in connection with the election of directors of the Company.

(d) Adverse Recommendation Change. Notwithstanding anything in this Section 3 to the contrary, in the event the Company Board or any committee thereof effects an Adverse Recommendation Change in compliance with the Merger Agreement, the obligation of the Stockholders to vote the Shares in the manner set forth in Section 3(a) shall be modified such that the Stockholders shall only be required to so vote, in the aggregate, such number of Shares as is equal to the sum of the number of Shares (rounded up to the nearest whole Share) that would represent, as at the time of such vote, 35% of the total voting power of the outstanding shares of the capital stock of the Company.

4) No Voting Trusts or Other Arrangement. Each Stockholder agrees that during the term of this Agreement such Stockholder will not, and will not permit any entity under such Stockholder’s control to, deposit any of the Shares in a voting trust, grant any proxies (except as otherwise provided herein) or power of attorney with respect to the Shares, or subject any of the Shares to any arrangement with respect to the voting of the Shares other than agreements entered into with Parent.

5) Transfer and Encumbrance; Conversion.

a) Each Stockholder agrees that during the term of this Agreement, other than in accordance with the terms of the Merger Agreement, such Stockholder will not, directly or indirectly, transfer, sell, offer, exchange, assign, pledge, loan, grant a security interest, convey any legal or Beneficial Ownership interest in or otherwise dispose of (by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by testamentary disposition, by operation of Law, or otherwise), or encumber (“Transfer”) any of the Shares, or any other security of the Company (other than shares of Series A Preferred Stock) convertible into or exchangeable or exercisable for capital stock of the Company (collectively, “Company Securities”), or enter into any contract, option, or other agreement with respect to, or consent to, a Transfer of, any of the Company Securities or such Stockholder’s voting or economic interest therein; provided, however, that the conversion of any Company Securities to a Share, as applicable, shall not be deemed a “Transfer” for purposed of this Agreement. Any attempted Transfer of Company Securities or any interest therein in violation of this Section 5(a) shall be null and void. This Section 5(a) shall not prohibit a Transfer of the Company Securities by any Stockholder (a) to any member of such Stockholder’s immediate family, or to a trust for the benefit of such Stockholder or any member of such Stockholder’s immediate family, or upon the death of such Stockholder, or to a charitable entity qualified as a 501(c)(3) organization under the Code, or (b) if such Stockholder is not a natural person, to an Affiliate controlled by such Stockholder or under common control with Stockholder; provided, that a Transfer referred to in this sentence shall be permitted only if, as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to Parent, to be bound by all of the terms of this Agreement.

b)

Each Stockholder agrees that during the term of this Agreement, such Stockholder shall not convert or deliver a Conversion Notice (as such term is used in the Certificate of Designations) with respect to any shares of Series A Preferred Stock Beneficially Owned by such Stockholder. Any attempted conversion of any shares of Series A Preferred Stock Beneficially Owned by such Stockholder in violation of this Section 5(b) shall be null and void.

6) Additional Shares.

(a) Each Stockholder agrees that all shares of capital stock of the Company that such Stockholder purchases, acquires the right to vote, or otherwise acquires Beneficial Ownership of after the execution of this Agreement and prior to the Expiration Time, including, as applicable, upon exercise of any Company Option or Warrant or vesting of any Company RSU Award, or Company PSU Award, shall be subject to the terms and conditions of this Agreement and shall constitute Shares for all purposes of this Agreement. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares, or the like of the capital stock of the Company affecting the Shares, the terms of this Agreement shall apply to the resulting securities and such resulting securities shall be deemed to be “Shares” for all purposes of this Agreement.

(b) Promptly following the written request of Parent, or upon any Stockholder’s or any of its controlled Affiliates’ acquisition of record or beneficial ownership of additional shares of capital stock of the Company or Company Securities after the date hereof, such Stockholder shall send to Parent a written notice setting forth the number of Shares and Company Securities owned of record and Beneficially Owned by such Stockholder or any of its controlled Affiliates and indicating the capacity in which such Shares or Company Securities are owned. Each Stockholder agrees to cause any of its controlled Affiliates that acquires any shares of capital stock of the Company or Company Securities on or after the date hereof to execute an agreement in a form reasonably acceptable to Parent to be bound with respect to this Agreement with respect to such shares to the same extent such shares would be subject to this Agreement had they been acquired by such Stockholder, and such shares or other Company securities shall be deemed as Shares for all purposes hereunder.

7) Waiver of Appraisal and Dissenters’ Rights and Certain Other Actions.

(a) Waiver of Appraisal and Dissenters’ Rights. To the extent permitted by Law, the Stockholder hereby irrevocably and unconditionally waives, and agrees not to assert or perfect, any rights of appraisal or rights to dissent in connection with the Merger that such Stockholder may have by virtue of ownership of the Shares, with respect to all Shares.

(b) Waiver of Certain Other Actions. Each Stockholder hereby agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any Action, derivative or otherwise, against Parent, Merger Sub, the Company, or any of their respective Subsidiaries or successors: (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the Closing); (b) to the fullest extent permitted under Law, alleging a breach of any duty of the Company Board, Parent, or Merger Sub in connection with the Merger Agreement, this Agreement, or the transactions contemplated thereby or hereby, including the Merger; or (c) alleging any failure on the part of the Company or Parent to provide information or alleging a material misstatement or omission in the information provided to such Stockholder in connection with the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the transactions contemplated hereby or thereby.

8) Termination. This Agreement shall terminate upon the earliest to occur of (such earliest date, the “Expiration Time”): (a) the Effective Time; (b) the date on which the Merger Agreement is validly terminated in accordance with its terms; (c) the date upon which an Adverse Amendment (defined below) is effected; and (d) the termination of this Agreement by mutual written consent of the Parties; provided, however, that the provisions of Section 16 shall survive any termination of this Agreement. Nothing in this Section 8 shall relieve or otherwise limit the liability of any Party for any willful breach of this Agreement prior to such termination. “Adverse Amendment” means any amendment to the Merger Agreement that is effected, or any waiver of the Company’s or Stockholder’s rights under the Merger Agreement that is granted, in each case, without the Stockholder’s prior written consent, that (i) reduces the Merger Consideration to be received by the stockholders of the Company, (ii) changes the form of Merger Consideration payable to the stockholders of the Company, (iii) could reasonably be expected to materially and adversely affect the timing of payment of the Merger Consideration to the Stockholder, subject to the terms and conditions of Section 2.1 of the Merger Agreement, (iv) imposes new liabilities and/or obligations of the Stockholders under the Merger Agreement or otherwise amends or modifies the Merger Agreement in a manner adverse in any material respect to the Stockholder, or (v) changes the conditions to Closing or termination rights of the Merger Agreement in a manner that adversely affects the Company in any material respect.

9) No Solicitation. Subject to Section 10, each Stockholder acknowledges that such Stockholder has reviewed Section 5.2 of the Merger Agreement and agrees to not, and cause its controlled Affiliates to not, take any action listed in clauses (i) and (ii) of Section 5.2(a) of the Merger Agreement (without giving effect to any amendment or modification of such clauses after the date hereof that would impose more burdensome restrictions on such Stockholder). Each Stockholder shall, and shall cause such its controlled Affiliates and shall use commercially reasonable efforts to cause such Stockholder’s and such Stockholder’s controlled Affiliates’ Representatives to, immediately cease and cause to be terminated all existing discussions and negotiations with any Person conducted heretofore with respect to any Acquisition Proposal or potential Acquisition Proposal. In addition, each Stockholder agrees to be subject to Section 5.2(d) of the Merger Agreement (without giving effect to any amendment or modification of such clause after the date hereof that would impose more burdensome restrictions on such Stockholder) as if such Stockholder were “the Company” thereunder.

10) No Agreement as Director or Officer. Notwithstanding anything in this Agreement to the contrary, Stockholder makes no agreement or understanding in this Agreement in any capacity other than in Stockholder’s capacity as a record holder or Beneficial Owner of the Original Shares, and not in Stockholder’s capacity as a director or officer of the Company, and nothing in this Agreement: (a) shall limit or affect any actions taken, inaction or omissions by Stockholder in Stockholder’s capacity as such a director or officer, including in exercising rights under the Merger Agreement, and no such actions, inaction or omissions shall be deemed a breach of this Agreement; or (b) shall be construed to prohibit, limit, or restrict Stockholder from exercising Stockholder’s fiduciary duties as an officer or director of the Company or the Company’s stockholders.

11) Further Assurances. Each Stockholder agrees, from time to time, and without additional consideration, to execute and deliver such additional proxies, documents, and other instruments and to take all such further action as Parent may reasonably request to consummate and make effective the transactions contemplated by this Agreement.

12) Stop Transfer Instructions. At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Time, in furtherance of this Agreement, each Stockholder hereby authorizes the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Shares (and that this Agreement places limits on the voting and transfer of the Shares), subject to the provisions hereof and provided that any such stop transfer order and notice will immediately be withdrawn and terminated by the Company following the Expiration Time.

13) Specific Performance. Each Party hereto acknowledges that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties shall be entitled to an injunction, specific performance or other equitable relief to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in addition to any other remedy at law or in equity. The Parties further agree not to assert that a remedy of injunctive relief, specific performance or other equitable relief is unenforceable or invalid, nor to assert that a remedy of monetary damages would provide an adequate remedy. The Parties’ rights in this Section 13 are an integral part of the transactions contemplated by this Agreement and each of the Parties hereby waives any objections or defenses to any remedy referred to in this Section 13 (including (a) the objection or defense that a remedy at law would be adequate or that an award of such remedy is not an appropriate remedy for any reason at law or equity, and (b) any requirement under law to post a bond or other security as a prerequisite to obtaining such relief). For the avoidance of doubt, each Party hereby agrees that there is not an adequate remedy at law for a breach of this Agreement by any Party. The election of any party to pursue an injunction, specific performance or other equitable relief shall not restrict, impair or otherwise limit such Party from seeking to terminate this Agreement or damages for liability of any Party for any willful breach as provided in Section 8. Except as otherwise expressly set forth in this Agreement, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy, and nothing in this Agreement shall be deemed a waiver by any party of any right to specific performance or injunctive relief.

14) Entire Agreement; Amendment; Waivers. This Agreement supersedes all prior agreements, written or oral, between the Parties hereto with respect to the subject matter hereof and contains the entire agreement between the Parties with respect to the subject matter hereof. This Agreement may not be amended or supplemented, and no provisions hereof may be modified or waived, except by an instrument in writing signed by each of the Parties hereto. No waiver of any provisions hereof by any Party hereto shall be deemed a waiver of any other provisions hereof by such waiving Party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such waiving Party.

15) Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) on the date of delivery if delivered personally prior to 5:00 pm (Eastern Time) on that day and otherwise on the next Business Day; (b) on the date sent if sent by electronic mail prior to 5:00 PM (Eastern Time) on that day and otherwise on the next Business Day; (c) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier; or (d) on the earlier of confirmed receipt or the fifth (5th) Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid; provided, that in each case of (a) through (d) that any notice given or deemed given on any day that is not a Business Day shall be deemed to have been given on the next Business Day. Such communications must be sent to the Stockholders at the address as set forth on such Stockholder’s signature page attached hereto and if to Parent shall be delivered to:

if to Parent, to:

Alcon Research, LLC

6201 South Freeway

Fort Worth, TX 76134-2099

Attention: General Counsel

Email: royce.bedward@alcon.com

with a copy (which shall not constitute notice) to:

Norton Rose Fulbright US LLP

2200 Ross Avenue, Suite 3600

Dallas, Texas 75201

Attention: Scarlet McNellie

Email: scarlet.mcnellie@nortonrosefulbright.com

16) Miscellaneous.

a) Governing Law. This Agreement and all proceedings or counterclaims (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of the Parties hereto in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

b) Submission to Jurisdiction. Each of the Parties hereto hereby (i) expressly and irrevocably submits to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware (or, if such court lacks jurisdiction, the state and federal courts in the State of Delaware), and the appellate courts therefrom, in the event any dispute arises out of or concerns this Agreement or the transactions contemplated hereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action relating to this Agreement or the transactions contemplated hereby in any court other than the aforementioned courts, (iv) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any proceeding arising out of or relating to this Agreement, and (v) agrees that a final and nonappealable judgment entered by the aforementioned courts shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each Party irrevocably consents to the service of process outside the territorial jurisdiction of the courts referred to in Section 16(a) in any such proceeding by mailing copies thereof by registered or certified United States mail, postage prepaid, return receipt requested, to its address as specified in or pursuant to Section 15. However, the foregoing shall not limit the right of a Party to effect service of process on the other Party by any other legally available method.

c) Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 16(c).

d) Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the Party incurring such cost or expense, whether or not the Merger is consummated.

e) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as either the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party or such Party waives its rights under this Section 16(e) with respect thereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

f) Counterparts. This Agreement may be executed in one or more counterparts, including by email with .pdf attachments and including via electronic signatures (including via DocuSign or any similar program or mechanism), all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties.

g) Section Headings. All section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

h) Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of Law or otherwise by any of the Parties without the prior written consent of the other Parties; provided, however, that Parent may, without the consent of any other Party hereto, assign its rights under this Agreement to any direct or indirect wholly-owned Subsidiary of Parent (provided, that such assignment shall not impede or delay the consummation of the transactions contemplated hereby or otherwise impede the rights of the stockholders of the Company under this Agreement). Any purported assignment without such consent shall be void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by the Parties and their respective successors and assigns.

i) No Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the Parties hereto and their respective successors and permitted assigns any legal or equitable right, benefit, or remedy of any nature under or by reason of this Agreement.

j) Disclosure. Each Stockholder consents to and authorizes the publication and disclosure by the Company and Parent, of such Stockholder’s identity and holding of Shares, and the terms of this Agreement (including, for avoidance of doubt, the disclosure of this Agreement), in any press release, the Proxy Statement, and any other disclosure document required in connection with the Merger Agreement and the transactions contemplated by the Merger Agreement.

k) No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to the Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to Stockholders, and Parent shall not have any authority to manage, direct, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct Stockholders in the voting or disposition of any Shares, except as otherwise expressly provided herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Agreement as of the date first written above.

ALCON RESEARCH, LLC

By:
Name: Laurent Attias
Title: SVP, Head of Corporate Strategy, BD&L and M&A

[Signature Page to Voting Agreement]

[STOCKHOLDER][2]

By:
Name:
Title:

Beneficial Ownership:

Company Common Stock:

Series A Preferred Stock:

Company Options:

Company RSU Awards:

Company PSU Awards:

Warrants:

Street Address::

________

City/State/Zip Code:

Email:

[2]	Note to Draft: To include signature page for each applicable North Run affiliate.

[Signature Page to Voting Agreement]